SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT - November 15, 2004

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

ITEM 8.01         Other Events

On November 15, 2004, Columbia Laboratories, Inc., issued a press release entitled: “Stephen Kasnet Elected Chairman of the Board of Columbia Laboratories; Edward Blechschmidt Elected Vice Chairman.” A copy of this release is attached hereto as Exhibit 99.1.

The information contained in this Current Report is being furnished, not filed, pursuant to Regulation FD. Pursuant to General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

ITEM 9.01             Exhibits

(c) Exhibits: The information in Exhibit 99.1 is being furnished pursuant to Item 8.01.

Exhibit Number	Description

99.1	Press Release dated November 15, 2004, entitled “Stephen Kasnet Elected Chairman of the Board of Columbia Laboratories; Edward Blechschmidt Elected Vice Chairman”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.

Date: November 15, 2004	By:	/S/ David L. Weinberg
David L. Weinberg
Vice President and Chief Financial Officer